PIMCO Funds

Supplement dated November 17, 2023 to the

International Bond Funds Prospectus dated July 31, 2023,

as supplemented from time to time (the “Prospectus”),

and to the Statement of Additional Information dated July 31, 2023,

as supplemented from time to time (the “SAI”)

Disclosure Related to Administrative Class Shares of

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (the “Fund”)

The Board of Trustees of PIMCO Funds (the “Trust”) has approved a Plan of Liquidation for Administrative Class shares of the Fund pursuant to which Administrative Class shares of the Fund will be liquidated (the “Liquidation”) on or about March 15, 2024 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Effective February 16, 2024, the Fund will no longer sell Administrative Class shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into Administrative Class shares of the Fund from other funds of the Trust or funds of PIMCO Equity Series.

Mechanics. In connection with the Liquidation, any Administrative Class share of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities attributable to its Administrative Class shares. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Administrative Class shareholders of record of the Fund at the time of the Liquidation. Pacific Investment Management Company LLC (“PIMCO”) will bear all operational expenses in connection with the Liquidation pursuant to the Third Amended and Restated Supervision and Administration Agreement between the Trust and PIMCO.

Other Alternatives. At any time prior to the Liquidation Date, Administrative Class shareholders of the Fund may redeem their Administrative Class shares of the Fund and receive the net asset value of those shares, pursuant to the procedures set forth under “Purchases, Redemptions and Exchanges – Redeeming Shares” in the Prospectus. At any time prior to the Liquidation Date, shareholders may also exchange their Administrative Class shares for Administrative Class shares of any other fund of the Trust, Administrative Class shares of any fund of PIMCO Equity Series, or for another share class of the Fund, if eligible, without the payment of any applicable front-end sales charge. These exchange privileges are described in and subject to any restrictions set forth under “Purchases, Redemptions and Exchanges – Exchanging Shares” in the Prospectus and “Distribution of Trust Shares – Purchases, Exchanges and Redemptions” in the SAI.

U.S. Federal Income Tax Matters. For taxable Administrative Class shareholders, the automatic redemption of Administrative Class shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. An Administrative Class shareholder may voluntarily redeem their Administrative Class shares prior to the Liquidation Date, which would result in realization of any potential gains or losses as of the redemption date.. See “Tax Consequences” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidation.

If you have any questions regarding the Liquidation, please contact the Trust at 1-888-877-4626.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP1_111723

PIMCO Funds

Supplement dated November 17, 2023 to the

Equity-Related Strategy Funds Prospectus dated July 31, 2023,

as supplemented from time to time (the “Prospectus”),

and to the Statement of Additional Information dated July 31, 2023,

as supplemented from time to time (the “SAI”)

Disclosure Related to Administrative Class Shares of

PIMCO StocksPLUS® Small Fund (the “Fund”)

The Board of Trustees of PIMCO Funds (the “Trust”) has approved a Plan of Liquidation for Administrative Class shares of the Funds pursuant to which Administrative Class shares of each Fund will be liquidated (the “Liquidations”) on or about March 15, 2024 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Effective February 16, 2024, the Fund will no longer sell Administrative Class shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into Administrative Class shares of a Fund from other funds of the Trust or funds of PIMCO Equity Series.

Mechanics. In connection with the Liquidations, any Administrative Class share of a Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities attributable to its Administrative Class shares. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Administrative Class shareholders of record of the Fund at the time of the Liquidation. Pacific Investment Management Company LLC (“PIMCO”) will bear all operational expenses in connection with the Liquidations pursuant to the Third Amended and Restated Supervision and Administration Agreement between the Trust and PIMCO.

Other Alternatives. At any time prior to the Liquidation Date, Administrative Class shareholders of the Fund may redeem their Administrative Class shares of the Fund and receive the net asset value of those shares, pursuant to the procedures set forth under “Purchases, Redemptions and Exchanges – Redeeming Shares” in the Prospectus. At any time prior to the Liquidation Date, shareholders may also exchange their Administrative Class shares for Administrative Class shares of any other fund of the Trust, Administrative Class shares of any fund of PIMCO Equity Series, or for another share class of the Fund, if eligible, without the payment of any applicable front-end sales charge. These exchange privileges are described in and subject to any restrictions set forth under “Purchases, Redemptions and Exchanges – Exchanging Shares” in the Prospectus and “Distribution of Trust Shares – Purchases, Exchanges and Redemptions” in the SAI.

U.S. Federal Income Tax Matters. For taxable Administrative Class shareholders, the automatic redemption of Administrative Class shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. An Administrative Class shareholder may voluntarily redeem their Administrative Class shares prior to the Liquidation Date, which would result in realization of any potential gains or losses as of the redemption date. See “Tax Consequences” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidations.

If you have any questions regarding the Liquidations, please contact the Trust at 1-888-877-4626.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP2_111723